Exhibit 99.2

Certification pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, the undersigned officer of AHL Services, Inc. (the “Company”), hereby certifies thatthe Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2003

Name:	/s/ HEINZ STUBBLEFIELD

Title:	Chief Financial Officer